INTEREST INCOME, NET (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
INTEREST INCOME, NET
Interest income	¥ 1,288,714		¥ 1,291,485	¥ 769,094
Interest expense	(12,654)		(17,241)	(14,053)
Bank charges	(14,650)		(9,068)	(11,124)
Others	(1,247)		(1,844)	(433)
Total	¥ 1,260,163	$ 172,642	¥ 1,263,332	¥ 743,484